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                                                                    EXHIBIT 23-B

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Digicon, Inc. on Form S-3 of our report dated October 12, 1995, appearing in the Annual Report on Form 10-K of Digicon Inc. for the year ended July 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
October 31, 1995